EXHIBIT 32.1

CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section § 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Equity One, Inc. (the “Company”) hereby certify, to such officers’ knowledge, that:

(i)     The accompanying Annual Report on Form 10-K for the year ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 16, 2005                                                                         /s/  CHAIM KATZMAN

                                                                                                                _________________________________

                                                                                                                      Chaim Katzman

                                                                                                                Chief Executive Officer

Date:  March 16, 2005                                                                         /s/  HOWARD M. SIPZNER

                                                                                                                             _________________________________

                                                                                                                 Howard Sipzner

                                                                                                                 Executive Vice President and

           Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished as an exhibit to the Report pursuant to Item 601(b)(32) of Regulation S-K and Section 906 of the Sarbanes-Oxley Act of 2002 and, accordingly, is not being filed with the Securities and Exchange Commission as part of the Report and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 (whether made before or after the date of the Report, irrespective of any general incorporation language contained in such filing).